UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
September 22, 2005
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As previously disclosed, on November 12, 2004, General Growth Properties, Inc. (the “Company”), together with several of its subsidiaries (collectively, the “Borrowers”), entered into an Amended and Restated Credit Agreement (the “2004 Credit Facility”) with a syndicate of banks and other entities (collectively, the “Lenders”). On July 6, 2005, the Company filed a Current Report on Form 8-K dated June 30, 2005 disclosing that the Borrowers and the Lenders had made certain amendments to the 2004 Credit Facility. The Borrowers and the Lenders further amended the 2004 Credit Facility effective September 22, 2005 (the “Fourth Amendment”).
The Fourth Amendment alters the schedule of interest rate spreads applicable to the three-year $3.65 billion term loan portion (the “Tranche A Term Loan”) of the 2004 Credit Facility, as well as revolving credit loans and swing line loans (collectively, the “Revolving Credit Facility”) thereunder. The current interest rate applicable to these portions of the 2004 Credit Facility is LIBOR plus 2.25%. In the future, as a result of the Fourth Amendment, the interest rate applicable to the Tranche A Term Loan and the Revolving Credit Facility will be either LIBOR plus 1.75% or LIBOR plus 1.50%, depending on the Company’s leverage ratio and assuming the Company maintains its election to have these loans designated as Eurodollar loans. As of September 23, 2005, the outstanding principal amount of the Tranche A Term Loan was $3.46 billion and no principal amount was outstanding under the Revolving Credit Facility. The interest rate applicable to the four-year $2 billion term loan portion of the 2004 Credit Facility, which was altered on June 30, 2005, remains unchanged at LIBOR plus 2.00%. The Fourth Amendment also provides for a 1% prepayment fee upon certain voluntary prepayments of the Tranche A Term Loan effected on or prior to September 22, 2006. The prepayment fee does not apply under certain circumstances, including a complete refinancing of the 2004 Credit Facility.
The Fourth Amendment did not change the currently outstanding principal amount or the terms of payment of the 2004 Credit Facility, nor did it change the terms under which the 2004 Credit Facility may be accelerated.
Reference is made to the Fourth Amendment filed as Exhibit 10.5 which is hereby incorporated by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
10.1	$7,295,000,000 Amended and Restated Credit Agreement dated as of November 12, 2004 among General Growth Properties, Inc., GGP Limited Partnership and GGPLP L.L.C, as Borrowers, the several lenders from time to time parties thereto, Lehman Brothers Inc., Banc of America Securities LLC, Credit Suisse First Boston and Wachovia Capital Markets, LLC, as Arrangers, Bank of America, N.A. and Credit Suisse First Boston, as Syndication Agents, Eurohypo AG, New York Branch, as Documentation Agent, Lehman Commercial Paper Inc., as Tranche B Administrative Agent, and Wachovia Bank, National Association, as General Administrative Agent (the “2004 Credit Facility”) (previously filed as Exhibit 10.1 to the amendment to the Current Report on Form 8-K dated November 12, 2004 which was filed with the SEC on November 18, 2004)

Exhibit No.	Description
10.2	First Amendment dated as of November 18, 2004 to the 2004 Credit Facility (previously filed as Exhibit 10.2 to the Current Report on Form 8-K dated June 30, 2005 which was filed with the SEC on July 6, 2005)
10.3	Second Amendment dated as of June 30, 2005 to the 2004 Credit Facility (previously filed as Exhibit 10.3 to the Current Report on Form 8-K dated June 30, 2005 which was filed with the SEC on July 6, 2005)
10.4	Amendment No. 3 dated as of June 29, 2005 to the 2004 Credit Facility (previously filed as Exhibit 10.4 to the Current Report on Form 8-K dated June 30, 2005 which was filed with the SEC on July 6, 2005)
10.5	Fourth Amendment, dated as of September 15, 2005 and effective on September 22, 2005, to the 2004 Credit Facility*

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:	/s/ Bernard Freibaum
Bernard Freibaum
Executive Vice President and Chief Financial Officer

Date: September 23, 2005

EXHIBIT INDEX

Exhibit
Number	Name

10.1	$7,295,000,000 Amended and Restated Credit Agreement dated as of November 12, 2004 among General Growth Properties, Inc., GGP Limited Partnership and GGPLP L.L.C, as Borrowers, the several lenders from time to time parties thereto, Lehman Brothers Inc., Banc of America Securities LLC, Credit Suisse First Boston and Wachovia Capital Markets, LLC, as Arrangers, Bank of America, N.A. and Credit Suisse First Boston, as Syndication Agents, Eurohypo AG, New York Branch, as Documentation Agent, Lehman Commercial Paper Inc., as Tranche B Administrative Agent, and Wachovia Bank, National Association, as General Administrative Agent (the “2004 Credit Facility”) (previously filed as Exhibit 10.1 to the amendment to the Current Report on Form 8-K dated November 12, 2004 which was filed with the SEC on November 18, 2004)

10.2	First Amendment dated as of November 18, 2004 to the 2004 Credit Facility (previously filed as Exhibit 10.2 to the Current Report on Form 8-K dated June 30, 2005 which was filed with the SEC on July 6, 2005)

10.3	Second Amendment dated as of June 30, 2005 to the 2004 Credit Facility (previously filed as Exhibit 10.3 to the Current Report on Form 8-K dated June 30, 2005 which was filed with the SEC on July 6, 2005)

10.4	Amendment No. 3 dated as of June 29, 2005 to the 2004 Credit Facility (previously filed as Exhibit 10.4 to the Current Report on Form 8-K dated June 30, 2005 which was filed with the SEC on July 6, 2005)

10.5	Fourth Amendment, dated as of September 15, 2005 and effective on September 22, 2005, to the 2004 Credit Facility*

*	Filed herewith.